POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 21, 2015 TO THE SUMMARY PROSPECTUS

DATED FEBRUARY 27, 2015 OF:

PowerShares S&P International Developed High Quality Portfolio

Important Notice Regarding Changes in the Name, Investment Objective, Underlying Index and Principal

Investment Strategy of PowerShares S&P International Developed High Quality Portfolio

At a meeting held on December 17, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved changes, effective as of the close of markets on March 18, 2016 (the “Effective Date”), to the name, investment objective, principal investment strategy and underlying index of PowerShares S&P International Developed High Quality Portfolio (the “Fund”).

Therefore, as of market close on the Effective Date, the following changes will occur:

1.) Name Change. The Fund’s name will change, as set forth in the table below:

Current Fund Name	New Fund Name
PowerShares S&P International Developed High Quality Portfolio	PowerShares S&P International Developed Quality Portfolio

2.) Underlying Index Change. S&P Dow Jones Indices LLC is, and will remain, the index provider for the Fund; however, a new underlying index for the Fund (the “New Underlying Index”) will replace the current underlying index, as set forth in the table below:

Current Underlying Index	New Underlying Index
S&P International Developed High Quality Rankings Index	S&P Quality Developed ex-U.S. LargeMidCap Index

3.) Investment Objective Change. The Fund’s investment objective will be to seek investment results that generally correspond (before fees and expenses) to the price and yield of the New Underlying Index.

4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in the securities of companies that comprise the New Underlying Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the New Underlying Index, which is constructed from constituents of the S&P Developed ex-U.S. LargeMidCap Index (the “Developed ex-U.S. Index’) that are of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. Historically, the Developed ex-U.S. Index has included all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following developed market countries other than the United States: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom; however, this universe may change in according with the index methodology.

In selecting constituent securities for the New Underlying Index, the Index Provider first calculates the quality score of each security in the Developed ex-U.S. Index based on a composite of the following three factors for each stock: (i) return on equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating asset over the last year divided by the company’s average net operating asset over the last two years;

and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score for inclusion in the New Underlying Index. The New Underlying Index is modified market-capitalization-weighted, as the Index Provider weights securities by multiplying their float-adjusted market capitalization and their quality score.

Please Retain This Supplement For Future Reference.

P-IDHQ-SUMPRO-1 SUP-1 122115

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